SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
May 13, 2002

ATLAS-REPUBLIC CORPORATION

(Exact name of Registrant as specified in its charter)

              COLORADO                                                                84-1300072
        ---------------------------------------                                  -----------------------
       (State or other jurisdiction of                                       (I.R.S. Empl. Ident. No.)
             incorporation)

                                                      0-32433
                                          -------------------------------
                                               Commission File Number

        2 Mott Street, 7th Floor
           New York, New York                                                          80014
      --------------------------------------                                        ------------
     (Address of Principal Executive Offices)                                        (Zip Code)

                                                   (212) 608-8988
                 ---------------------------------------------------------------------------------
                                (Registrant's Telephone Number, including Area Code)

                                  12373 E. Cornell Avenue, Aurora, Colorado 80014
                   ------------------------------------------------------------------------------
                            (Former name or former address if changed since last report)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

alingEffective as of May 14, 2002, Atlas-Republic Corporation engaged Livingston, Wachtell & Co., LLP as its principal independent accountants to audit the financial statements of Atlas for the year ending December 31, 2002 and Atlas simultaneously dismissed Larry O’Donnell, CPA, P.C., the firm that audited Atlas for the fiscal years ended December 31, 2001 and December 31, 2000.

For either of the past two fiscal years, the report of the former independent accountants, Larry O’Donnell, CPA, P.C., contained no adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years and any subsequent interim period preceding the date hereof, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants would have caused it to make reference to the subject matter of the disagreements in connection with its report.

The change in the Company's independent accountants was approved by the Company's Board of Directors. Atlas has filed an Information Statement on Schedule 14C relating to a special meeting of the shareholders of Atlas. Among the proposals to be considered at the meeting is the proposed share exchange with the stockholders of Bestway Coach Express, Inc., a bus service company that operates in the New York tri-state area. If the share exchange is consummated, Bestway will become a wholly-owned operating subsidiary of Atlas. Atlas’ Board of Directors determined that Atlas’ auditing needs could be more efficiently handled by Livingston, Wachtell & Co., LLP since Livingston, Wachtell & Co., LLP is already the independent auditor of Bestway.

During the Company's two most recent fiscal years, and any subsequent period prior to engaging Livingston, Wachtell & Co., LLP, neither Atlas nor, to the best of Atlas’ knowledge, anyone acting on Atlas' behalf, consulted Livingston, Wachtell & Co., LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Atlas’ financial statements, and either a written report was provided to Atlas or oral advice was provided that the new accountant concluded was an important factor considered by Atlas in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K) with the former accountant or a reportable event (as described in paragraph

304(a)(1)(v) of Regulation S-K).

The Company has requested Larry O’Donnell, CPA, P.C. to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated July 24, 2002, is filed as Exhibit 16.1 to this Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

C.       Exhibits.

16.1     Letter re change in certifying accountant

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                              ATLAS-REPUBLIC CORPORATION

                                                              By:______/s/ Wilson Cheng_____________
                                                                       Wilson Cheng, President and CEO

DATED:  July 24, 2002

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Larry O'Donnell, CPA, P.C.

Telephone (303)745-4545                                                                        2280 South Xanadu Way Suite 370
                                                                                                Aurora, Colorado 80014

July 24, 2002

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

         Re: Atlas-Republic Corporation

I have read statements that I understand Atlas-Republic Corporation will include under Item 4 of the Form 8-K/A report it will file regarding the recent change of its auditors. I agree with such statements made regarding my firm. I have no basis to agree or disagree with other statements made under Item 4.

Very truly yours,

LARRY O’ DONNELL, CPA, P.C.

By:_____/s/ Larry O’ Donnell____
         Larry O’ Donnell
         Principal

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